                                                                    EXHIBIT 10.8

                              FIRST AMENDMENT TO
                              ------------------
               ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT]
               -------------------------------------------------
                           AND REVOLVING CREDIT NOTE
                           -------------------------

     THIS FIRST AMENDMENT TO ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT] AND REVOLVING CREDIT NOTE (this "Amendment") is made and entered into
                                 ---------
effective as of the ____ day of March 1995, by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), 50-OFF OPERATING
                                               ------
COMPANY, a Nevada corporation ("Operating"), 50-OFF MULTISTATE OPERATIONS, INC.,
                                ---------
a Nevada corporation ("Multistate"), and 50-OFF TEXAS STORES, L.P., a Texas
                       ----------
limited partnership ("Texas") (Operating, Multistate and Texas are collectively
                      -----
referred to herein as "Borrowers").
                       ---------

                                   RECITALS

     A. Borrowers and Lender are parties to that certain Accounts Financing Agreement [Security Agreement] dated January 12, 1994 (the "Agreement").
                                                            ---------

     B. In connection with the Agreement, Borrowers executed that certain Revolving Credit Note dated January 12, 1994, in the original principal amount of $20,000,000, payable to the order of Lender (the "Revolving Credit Note").
                                                     ---------------------

     C. In connection with the Agreement, 50-Off Stores, Inc., 50-Off Texas Management, Inc. (together, "Guarantors") and Franklin Stores Corporation of
                             ----------
Beaumont executed that certain Guarantee and Waiver dated January 12, 1994, in favor of Lender.

     D. Borrowers and Lender desire to amend the Agreement and the Revolving Credit Note in the manner provided below.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions
                                  -----------

     Section 1.01.  Definitions. Capitalized terms used in this Amendment, to
                    -----------
the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                  ARTICLE II
                                  Amendments
                                  ----------

     Section 2.01. Amendment to Section 1.9 of the Agreement. Effective as of the date hereof, Section 1.9 of the Agreement is hereby amended by deleting the reference to "The Philadelphia National Bank, Philadelphia, Pennsylvania" where it appears therein and replacing it with a reference to "CoreStates Bank, N.A."

     Section 2.02.  Amendment to Section 3.1 of the Agreement. Effective as of
                    -----------------------------------------
the date hereof, the first sentence of Section 3.1 of the Agreement is hereby
                                       -----------
amended and restated to read in its entirety as follows:

          "Interest shall be payable by us to you on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to one and three-quarters percent (1.75%) per annum in excess of the Index Rate (the "Annual Rate")."
                                                                 -----------

     Section 2.03.  Amendment to Rider 6.15 to Agreement. Effective as of the
                    ------------------------------------
date hereof, the table set forth in Rider 6.15 to the Agreement is hereby
                                     ----------
amended and restated with respect to the period set forth below to read as follows:

          "Period                         Net Worth
           ------                         ---------

           At 1/27/95                     $25,000,000

           For the period from
           1/28/95 through 2/2/96         $25,000,000"

     Section 2.04  Amendment to Rider 6.16 to Agreement. Effective as of the
                   ------------------------------------
date hereof, the first sentence of Rider 6.16 to the Agreement is hereby amended
                                   ----------
and restated to read as follows:

          "6.16 We shall maintain at all times Working Capital of not less than $5,400,000."

     Section 2.05  Amendment to Rider 6.17 to Agreement. Effective as of the
                   ------------------------------------
date hereof, the table set forth in Rider 6.17 to the Agreement is hereby
                                    ----------
amended and restated with respect to the period set forth below to read in its entirety as follows:

                                               Pre-Tax
          "Fiscal Year Ending                 Net Income
           ------------------                 ----------

           2/2/96                             $500,000"

     Section 2.06  Amendment to Revolving Credit Note. Effective as of the date
                   ----------------------------------
hereof, the second sentence of the first paragraph of the Revolving Credit Note is hereby amended by (a) deleting the words "one and one-quarter percent (1.25%)" where they appear therein and replacing them with the words "one and three-quarters percent (1.75%)" and (b) deleting the reference to "The Philadelphia National Bank, Philadelphia, Pennsylvania" where it appears therein and replacing it with a reference to "CoreStates Bank, N.A."

                                  ARTICLE III
                             Conditions Precedent
                             --------------------

     3.01.  Conditions. The effectiveness of this Amendment is subject to the
            ----------
satisfaction of the following conditions precedent, unless specifically waived by Lender:

          (a) Lender shall have received a notice regarding the absence of oral agreements in the form of Exhibit A attached hereto, dated as of the date
                               ---------
     of this Amendment, and duly executed by Borrowers;

          (b) Lender shall have received a Consent and Ratification in the form of Exhibit B attached hereto, dated as of the date of this Amendment, duly
        ---------
     executed by Guarantors;

          (c) Lender shall have received a Secretary's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Lender, certified by the Secretary of each Borrower certifying among other things,
     (i) that such Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all such other loan documents to which it is or is to be a party, and (ii) the names of the officers of such Borrower authorized to sign this Amendment and each of such other loan documents to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

          (d) The representations and warranties contained herein, in the Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan
                                                                            ----
     Document" and collectively referred to as the "Loan Documents") shall be
     --------                                       --------------
     true and correct as of the date hereof as if made on the date hereof;

          (e) No default shall have occurred under the Agreement or any of the other Loan Documents and be continuing and no default shall exist under the Agreement, unless such default has been specifically waived in writing by Lender; and

          (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Hughes & Luce, L.L.P.

                                    ARTICLE
             Ratifications, Representations, Warranties and Waiver
             -----------------------------------------------------

     Section 4.01.  Ratifications.  The terms and provisions set forth in this
                    -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     Section 4.02.  Representations and Warranties.  Each Borrower hereby
                    ------------------------------
represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or partnership action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws, or partnership agreement, as the case may be, of such Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (iii) such Borrower is in full compliance with all covenants and agreements contained in the Agreement, as amended hereby, and (iv) such Borrower has not amended its Certificate of Incorporation or Bylaws except changes in officers duties, or partnership agreement, as the case may be, since January 12, 1994, except as disclosed to Lender in writing contemporaneously with the execution of this Amendment.

                                   ARTICLE V
                                 Miscellaneous
                                 -------------

     Section 5.01.  Survival of Representations and Warranties. All
                    ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 5.02.  Reference to Agreement. Each of the Loan Documents,
                    ----------------------
including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.03.  Expenses of Lender. As provided in the Agreement, Borrowers
                    ------------------
agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

     Section 5.04.  Severability. Any provision of this Amendment held by a
                    ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.05.  APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                    --------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.06  Successors and Assigns. This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

     Section 5.07.  Counterparts. This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.08.  Effect of Waiver. No consent or waiver, express or implied,
                    ----------------
by Lender to or for any breach of or deviation from any covenant or condition of the Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other convenant, condition or duty.

     Section 5.09.  Headings. The headings, captions, and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     IN WITNESS WHEREOF, this Amendment has been duly executed by Borrowers and Lender as of the date first written above.

                                      50-OFF OPERATING COMPANY



                                      By: /s/ Pat L. Ross
                                         ----------------------
                                      Name: Pat L. Ross
                                      Title: Vice President and
                                              Chief Financial Officer


                                      50-OFF MULTISTATE OPERATIONS, INC.



                                      By: /s/ Pat L. Ross
                                         ----------------------------
                                      Name: Pat L. Ross
                                      Title: Vice President and
                                              Chief Financial Officer


                                      50-OFF TEXAS STORES, L.P.

                                      By:   50-OFF TEXAS MANAGEMENT
                                            INC., its General Partner



                                      By: /s/ Pat L. Ross
                                         ----------------------------
                                      Name: Pat L. Ross
                                      Title: Vice President and
                                              Chief Financial Officer


     AGREED AND ACCEPTED as of March 15, 1995.

                                      CONGRESS FINANCIAL CORPORATION
                                      (SOUTHWEST)


                                      By: /s/ Edward Franco
                                         ---------------------------
                                           Edward Franco
                                           Vice President

Attachments:

Exhibit A -  Form of Notice Regarding No Oral Agreements
Exhibit B -  Form of Consent and Ratification

                                    NOTICE
                                    ------

     THIS NOTICE RELATES TO ALL OF THE AGREEMENTS, INSTRUMENTS AND OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THE FIRST AMENDMENT TO ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT] AND REVOLVING CREDIT NOTE (COLLECTIVELY, THE "LOAN AGREEMENT") DATED AS OF MARCH 15, 1995 AMONG THE UNDERSIGNED.

     THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
     ---------------------------------------------------------------------
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
- - ----------------------------------------------------------------------------
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
- - ------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     -----------------------------------------------------------


                                 CONGRESS FINANCIAL CORPORATION
                                 (SOUTHWEST)


                                 By: /s/ Edward Franco
                                    ----------------------------
                                 Name: Edward Franco
                                 Title: Vice President


                                 50-OFF OPERATING COMPANY


                                 By: /s/ Pat L. Ross
                                    ----------------------------
                                 Name: Pat L. Ross
                                 Title: Vice President & C.F.O.


                                 50-OFF MULTISTATE OPERATIONS, INC.


                                 By: /s/ Pat L. Ross
                                    ----------------------------
                                 Name: Pat L. Ross
                                 Title: Vice President & C.F.O.


                                 50-OFF TEXAS STORES, L.P.

                                 By: 50-OFF TEXAS MANAGEMENT, INC.,
                                     its General Partner

                                     By: /s/ Pat L. Ross
                                        ---------------------------
                                     Name:  Pat L. Ross
                                     Title: Vice President & C.F.O.

                                       50-OFF STORES, INC.


                                       By: /s/ Pat L. Ross
                                          ----------------------------
                                       Name: Pat L. Ross
                                       Title: Vice President & C.F.O.


                                       50-OFF TEXAS MANAGEMENT, INC.


                                       By: /s/ Pat L. Ross
                                          ----------------------------
                                       Name: Pat L. Ross
                                       Title: Vice President & C.F.O.

                           CONSENT AND RATIFICATION
                           ------------------------

     Each of the undersigned has executed that certain Guarantee and Waiver dated January 12, 1994 (the "Guarantee"), in favor of Congress Financial
                             ---------
Corporation (Southwest), a Texas corporation ("Congress"). Each of the
                                               --------
undersigned hereby consents and agrees to the terms of the First Amendment dated as of March 15, 1995 (the "Amendment") to Accounts Financing Agreement [Security
                           ---------
Agreement] dated as of January 12, 1994 (the "Agreement") and Revolving Credit
                                              ---------
Note dated as of January 12, 1994, executed by each of 50-Off Operating Company, a Nevada corporation, 50-Off Multistate Operations, Inc., a Nevada corporation, and 50-Off Texas Stores, L.P., a Texas limited partnership (together, the "Borrower"), and each of the undersigned agrees that the Guarantee shall
 --------
remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned and enforceable against it in accordance with its terms. Furthermore, each of the undersigned hereby agrees and acknowledges that (a) the Revolving Credit Note dated as of January 12, 1994, as amended by the Amendment, and the obligations, indebtedness and liabilities arising in connection therewith and in connection with the Amendment and the Agreement, as amended by the Amendment, comprise some, but not all, of the "Guaranteed Obligations" as such term is used in the Guaranteey, (b) the
 ----------------------
Guarantee is a "Loan Document" as such term is defined in the Amendment, (c) the Guarantee is not subject to any claims, defenses or offsets, (d) nothing contained in this Consent and Ratification or any other Loan Document shall adversely affect any right or remedy of Congress under the Guarantee, (e) the execution and delivery of the Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guarantee and shall not constitute a waiver by Congress of any of Congress' rights against the undersigned, (f) the undersigned's consent is not required to the effectiveness of the Amendment, and (g) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Agreement or any present or future Loan Document.


                                    50-OFF STORES, INC.


                                    By: /s/ Pat L. Ross
                                       ----------------------------
                                    Name: Pat L. Ross
                                    Title: Vice President & C.F.O.


                                    50-OFF TEXAS MANAGEMENT, INC.


                                    By: /s/ Pat L. Ross
                                       ----------------------------
                                    Name: Pat L. Ross
                                    Title: Vice President & C.F.O.